OPPENHEIMER GLOBAL EMERGING GROWTH FUND
Supplement dated December 4, 1995 to the
Statement of Additional Information dated November 1, 1995


     The Statement of Additional Information is amended by deleting the biography of James C. Ayer, Jr., under the section entitled "Trustees and Officers of the Fund" on page 20 and replacing it with the following:


          George Evans, Vice President; Portfolio Manager; Age:
          35 Two World Trade Center, New York, New York 10048;
          Vice President of the Manager; formerly an International Equities Portfolio Manager/Analyst with
          Brown Brothers, Harriman & Co.










December 4, 1995                                             PX0750.001